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                                 EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation our report included in this Form 10-K, Amendment No. 2, into the Company's previously filed Form S-8 Registration Statements, file numbers 33-38905 and 33-54736 and Form S-3 Registration Statement number 33-68348.

                                                             ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
  January 15, 1997